Connecting Innovation to Purpose Corporate Presentation September 14, 2026 Exhibit 99.2

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995, as amended, including those relating to the Company’s trial results, product development, clinical and regulatory timelines, including timing for completion of trials and presentation of data, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities, sufficiency of cash runway and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. These statements may be identiﬁed by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our ﬁnancial performance and involve known and unknown risks, uncertainties, and other factors on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s ﬁlings with the Securities and Exchange Commission, including those described in our Annual Report on Form 10-K for the year ended December 31, 2025. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes limited observations derived from separate clinical settings that are not, and should not be interpreted as, direct or indirect head‑to‑head comparisons of CRB‑701 or CRB‑913 with any other product. The observations described herein are subject to change as additional data become available, and future clinical trials of CRB‑701 or CRB‑913 may not reproduce, validate, or otherwise confirm these observations. All product names, logos, brands and company names are trademarks or registered trademarks of their respective owners. Their use does not imply affiliation or endorsement by these companies. Forward-Looking Statements

OBESITY Differentiated portfolio in Oncology and Obesity Overview Oncology Nectin 4 ADC – OPSCC (lead), cervical cancer Promising Phase 1/2 2L data: 43% ORR at 3.6 mg/kg in OPSCC Registrational 2L OPSCC study (TEMPO-1) underway CRB-701 + pembrolizumab data in 1L OPSCC in Q1 2027 Potential BLA filing in 2L OPSCC in mid 2028 Large TAM: ~14k 2L OPSCC eligible patients Obesity Peripherally restricted CB1 inverse agonist for obesity Competitive 5% placebo adjusted weight loss in Phase 1b at 12 weeks Favorable emerging safety and tolerability profile Phase 2 monotherapy study expected to start 1H 2027 > 1 billion people worldwide living with obesity CRB-701 CRB-913

Focused and diversified pipeline Therapy Mechanism of Action Indication (rights) Pre-Clinical Phase 1 Phase 2 Phase 3 Milestones CRB-701 Nectin-4 ADC positive solid tumors 2L OPSCC (US + Europe) First patient expected to be dosed in TEMPO-1 in Sept. 2026 1L OPSCC (US + Europe) Topline ORR data expected in Q1 2027 Cervical (US + Europe) Broad alignment with the FDA on registrational study CRB-913 Highly peripherally- restricted CB1 inverse agonist Obesity (Global) Phase 2 monotherapy study expected to commence 1H 2027 FDA Fast Track Designation granted HNSCC and Cervical $118M Cash, cash equivalents & investments as of June 30, 2026: approximately 18.7M common shares issued and outstanding (~22.4M fully diluted shares) PIPELINE FDA Fast Track Designation granted HNSCC and Cervical

CRB-701 Next-Generation Nectin-4 ADC targeting oropharyngeal (OPSCC) and cervical cancers

CRB-701 DAY 1 1.25 mg/kg DAY 8 1.25 mg/kg DAY 15 1.25 mg/kg DAY 22 dose holiday DAY 28 DAY 1 CRB-701 DAY 8 dose holiday DAY 15 dose holiday DAY 22 CRB-701: Reimagining the next-generation Nectin-4 ADC Source(s): Modified image from Corbus data on file; Corbus data on file; PADCEV® FDA label MMAE = Monomethyl auristatin E; ADCC = antibody-dependent cellular cytotoxicity; CDC = complement dependent cytotoxicity Novel Nectin-4 Antibody ADCC + CDC functionality Glutamine Focused Side Chain Conjugation Payload: MMAE Microtubule Disruption Cathepsin-B Cleavage Site Precise & stable DAR of 2 2x internalization vs. PADCEV® Reduced free MMAE STRUCTURE

CRB-701-01 Study design (U.S. and Europe) cORR, confirmed objective response rate; DLT, dose-limiting toxicity; DoR, duration of response; MMAE, monomethyl auristatin E; PFS, progression-free survival; Q3W, every 3 weeks Dose Optimization (Project Optimus): HNSCC & cervical Dose escalation Dose escalation/ de-escalation decisions were made based on the occurrence of DLTs CRB-701 + pembrolizumab data expected in Q1 2027 Dose levels in part B were defined by the pharmacologically active dose range identified in part A 1.8 mg/kg Q3W 21-day observation 2.7 mg/kg Q3W 21-day observation 3.6 mg/kg Q3W 21-day observation 4.5 mg/kg Q3W 21-day observation RANDOMIZATION 2.7 mg/kg Q3W 3.6 mg/kg Q3W 1:1 PHASE 1 DESIGN

Baseline Characteristic HNSCC Cervical Median age (range) 62 (24–78) 54 (32–78) Sex (M/F) 89.3% / 10.7% NA / 100% ECOG PS** 0, 1, 2 47%, 52%, 1% 44%, 56%, 0% Weight in kg mean (range) 75.2 (41.3–132.8) 64.3 (39.0–99.0) Prior therapies median (range) 3 (1–9) 3 (1–7) Enrolled Tumor Types Safety Population Efficacy Evaluable Population Non-evaluable* Study Population treated with monotherapy CRB-701 (All tumors, all doses, parts A+B of study) 317 NA NA HNSCC (2.7 mg/kg and 3.6 mg/kg) 75 71 4 Cervical (2.7 mg/kg and 3.6 mg/kg) 72 70 2 ASCO 2026: Key characteristics & tumor types Source(s): ASCO April 1, 2026 data cut **ECOG = Eastern Cooperative Oncology Group Performance Status; HNSCC = Head and Neck Squamous Cell Carcinoma *Patients enrolled but did not reach first scan BASELINE

TRAE n=317 (%) Grade 3 19.2% Grade 4 0.9% Grade 5 None PERIPHERAL NEUROPATHY (broad terms*) Grade 1 and 2 7.3% Grade >3 None SKIN (most common, excluding alopecia) Pruritus 14.2% Dry skin 13.2% Rash 5.7% Grade 3 - rash 0.3% Grade ≥4 None OCULAR Overall 66.2% Grade 3 12.6% Grade 4 0.3%** DISCONTINUATIONS Due to AE 2.8% Due to ocular AE 1.9% ASCO 2026: Study safety population TRAEs ≥20% (n=317) Source(s): ASCO April 1, 2026 data cut *Standardized MedDRA Category Search; ** Grade 4 resolved to Grade 1 following dose interruption; TRAEs = Treatment-Related Adverse Events  Fatigue PROPORTION OF PATIENTS (%) Dysgeusia Alopecia Keratitis SAFETY

ASCO 2026: Safety Summary (TRAEs, N=317) Source(s): ASCO April 1, 2026 data cut; *Standardized MedDRA Category Search; **general rash; TRAEs = Treatment-Related Adverse Events; Only 1 in 4 patients experienced skin AEs (excluding alopecia) Just a single Grade 3 event (1/317**) and no Grade >4 No cases of Stevens-Johnson syndrome (SJS) or toxic epidermal necrolysis (TEN) Low rates of skin adverse events Patients with dose reductions (15.5%) Patients with dose interruptions (37.2%) Few discontinuations due to eye toxicities (1.9%) Eye toxicities manageable with prophylaxis and dose modification 7.3% (all Grade 1 or 2)* Potentially best-in-class for peripheral neuropathy SAFETY

CRB-701 in 2L+ Oropharyngeal Head and Neck Cancer (OPSCC)

What is Oropharyngeal Squamous Cell Carcinoma (OPSCC)? Source(s): Image Corbus licensed ChatGPT account; 1. Ozdogan et al 2025; 2. Sander et al, 2022; 3. Swiecicki et al 2026. DEFINITION HPV+ tumors (80–90% of OPSCC)1 Associated with higher Nectin-4 expression2 HPV+ selectivity seen with PADCEV® in 1L HNSCC3

OPSCC is on the rise in the U.S. as prevalence of HPV+ in HNSCC is increasing: 11%  57% over last 30 years Source(s): Data generated by Greenhill: (1) Portugal et al., 1997; (2) Dahlstrom et al., 2003; (3) Chaturvedi et al., 2008; (4) Cole et al., 2012; (5) Bauml et al., 2017; (6) Wu et al., 2021; (7) Sacco et al., 2021  (8) Chung et al., 2022; and (9) Corbus ASCO April 1, 2026 data cut OPSCC HPV+ RISING

↑ HPV+ Pathway ↓ HPV- Pathway Two Opposing Drivers ↑ HPV+ HNSCC (younger, non-smoking patients) ↓ HPV− HNSCC (older, heavy smoker/drinker patients) OPSCC growing in HNSCC: HPV+ incidence is growing while HPV- is decreasing Source(s): Data generated by Greenhill; (1) Chaturvedi, A. K. et al., 2011; (2) The ASCO Post. 2019, August 21; (3) Chen, A. M., 2024 Shift in sexual behavior (HPV is sexually transmitted) Tobacco control & public-health campaigns since the 1960s Oral HPV-16 transmission & persistent oropharyngeal infection Sharp decline in U.S. smoking and heavy alcohol use (1) (1) (1) (1) (2) (2) (3) U.S. Incidence per 100,000 OPSCC RISING

Summary of OPSCC U.S. Epidemiology and Treatment Eligibility Source(s): *LifeSci Consulting Qualitative Market Research ; **American Cancer Society Statistics 2026 for Oral Cavity and Oropharyngeal Cancer: 13,150 deaths and the Company estimates 7,000 attributable to OPSCC Total Prevalence: ∼114,000* Total Annual Incidence: ∼23,000* Annual Growth: ∼2% through 2040* Annual U.S. Deaths: ∼7,000** Keytruda monotherapy or Keytruda® + Platinum +/- 5FU or taxane Taxanes, cetuximab or 5FU monotherapy or in combination Incurable Setting: Recurrent locally Advanced or Metastatic Disease OPSCC

Enrolled Tumor Types HNSCC All-comers ( n=75 ) OPSCC Subset ( n=41 ) Other HNSCC anatomical subsets ( n=34 ) Median age (range) 62 (24–78) 62.0 (36–77) 62 (24–78) Sex (M/F) 89.3% / 10.7% 90.2% / 9.8% 88.2% / 11.8% ECOG PS 0, 1, 2 47%, 52%, 1% 58.5%, 41.5%, 0% 32.4%, 64.7%, 2.9% Weight in kg mean (range) 75.2 (41.3, 132.8) 79.0 (51.8, 132.8) 70.5 (41.3, 105.2) Prior therapies median (range) 3 (1–9) 3 (1–9) 2 (1–7) HPV Status (Positive, Negative, Missing) 57.3%, 40%, 2.7% 85.4%, 14.6%, 0% 23.5%, 70.6%, 5.9% Disease status (Locally Advanced or Metastatic) 16%, 84% 4.9%, 95.1% 29.4%, 70.6% ASCO 2026: Key characteristics in HNSCC and subsets Source(s): ASCO April 1, 2026 data cut ECOG = Eastern Cooperative Oncology Group Performance Status; HNSCC = Head and Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal Squamous Cell Carcinoma BASELINE

HNSCC ASCO 2026: OPSCC associated with HPV positivity in our study (as expected) and higher nectin-4 levels Source(s): ASCO April 1, 2026 data cut. BASELINE Nectin-4 H score>150 1 in 3 1 in 10 Nectin-4 H score>175 1 in 4 1 in 12 Nectin-4 H score>200 1 in 6 1 in 30

2.7 mg/kg 3.6 mg/kg cORR 20.0% (4/20) 42.9% (9/21) DCR 90.0% (18/20) 85.7% (18/21) 2.7 mg/kg 3.6 mg/kg cORR 7.1% (1/14) 0.0% (0/16) DCR 57.1% (8/14) 62.5% (10/16) ASCO 2026: CRB-701 confirmed responses favor OPSCC Source(s): ASCO April 1, 2026 data cut; Patients are summarized on the treatment and dose level assigned at enrollment/randomization. Best Overall Response is displayed at the end of each bar. HNSCC = Head & Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal anatomical subset of HNSCC; cORR = confirmed Objective Response Rate; DCR = Disease Control Rate OPSCC ( n=41 ) EFFICACY Non-OPSCC ( n=30 )

Subject Details WEEKS ON TREATMENT 3.6 mg/kg 2.7 mg/kg ASCO 2026: CRB-701 had longer durability in OPSCC Source(s): ASCO April 1,2026 data cut; HNSCC = Head & Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal Squamous Cell Carcinoma; DoR = Duration of Response; PFS = Progression-Free Survival HNSCC Complete Response Partial Response Stable Disease Progressive Disease Not Evaluable Treatment Ongoing Subject Details WEEKS ON TREATMENT 3.6 mg/kg 2.7 mg/kg HNSCC Complete Response Partial Response Stable Disease Progressive Disease Not Evaluable Treatment Ongoing OPSCC ( n=41 ) Non-OPSCC ( n=30 ) EFFICACY Endpoint (months) 2.7 mg/kg ( n=14 ) 3.6 mg/kg ( n=16 ) DoR 4.4 NA PFS 2.3 2.7 Endpoint (months) 2.7 mg/kg ( n=20 ) 3.6 mg/kg ( n=21 ) DoR 4.8 6.3 PFS 4.2 5.6

3.6 mg/kg Q3W OPSCC ( n=21 ) Non-OPSCC ( n=16 ) cORR 42.9% 0% DCR 85.7% 62.5% DoR (months) 6.3 NA PFS (months) 5.6 2.7 % responders HPV+ 89% (8 out of 9) NA ASCO 2026: Efficacy summary at 3.6 mg/kg Q3W OPSCC is indication of choice EFFICACY Source(s): ASCO April 2026 data cut; OPSCC = Oropharyngeal Squamous Cell Carcinoma;  cORR = confirmed Objective Response Rate; DCR = Disease Control Rate DoR = Duration of Response; PFS = Progression-Free Survival Supports 3.6 mg/kg dose for registrational studies

RP2D OPSCC population  Petosemtamab* (n=15)*** CRB-701** (n=21) Dosing regimen 1500 mg Q2W 3.6 mg/kg Q3W Efficacy (cORR) 13% (2/15) in OPSCC HPV+ only 50% (8/16) in OPSCC HPV+ only 43% (9/21) in OPSCC all types Median DoR (months) 6.2 in HNSCC 6.3 in OPSCC (ongoing) PFS (months) 4.9 in HNSCC 5.6 in OPSCC (ongoing) TRAEs Grade 3 & greater 59% in HNSCC 14.3% in OPSCC Contextualizing monotherapy CRB-701 and petosemtamab in 2L HPV+/OPSCC Source(s): * ESMO ASIA data Dec 2024. **ASCO April 1, 2026 data cut; *** Petosemtamab’s DOR PFS and TRAE was based total HNSCC study population(n=75) OPSCC = Oropharyngeal Squamous Cell Carcinoma; HNSCC = Head and Neck Squamous Cell Carcinoma; cORR = confirmed Objective Response Rate; DoR = Duration of Response; PFS = Progression-Free Survival PEERS

TEMPO-1 Registrational Study ELIGIBLE POPULATION Recurrent OPSCC Prior Platinum & Anti–PD-(L)1 RANDOMIZED 3.6 mg/kg dose 1:1 CRB-701
Monotherapy N≈125 INVESTIGATOR’S CHOICE Monotherapy
N≈125 ADAPTIVE FEATURE
Interim Analysis → Sample Size Re-Estimation Seamless Phase 2 → Phase 3 Transition PRIMARY (Accelerated Approval) ORR PRIMARY (Full Approval) OS STUDY DESIGN

Padcev® + Keytruda® cORR All 39% (16/41) HPV+ 82% (9/11) HPV- 23% (7/30) Notes: TRAEs ≥ Grade 3: 41% Peripheral neuropathy: 32% 1L OPSCC potential: the precedent of Padcev® + Keytruda®  in 1L Source(s): 1. Swiecicki et al 2026 2. Van Herpen ASCO 2025 3.Hanna et al 2026; cORR = confirmed Objective Response Rate Investigator-assessed cORR HPV+ cORR Peto + Keytruda®2 50% (4/8) Ficerafusp Alfa + Keytruda®3 27% (3/11) 1L POTENTIAL

Padcev® added to the 2026 NCCN treatment guidelines* for HNSCC * National Guidelines Version 2.2026 Head and Neck Cancer –Page 119 ** Swiecicki et al 2024 Swiecicki et al 2024** Padcev® 2L+ cORR All-comers 24% (11/46) Notes: Demographics: 65% U.S. & 35% Japan No breakdown by p16 TRAEs ≥ Grade 3: 35% Peripheral neuropathy: 24%

Anticipated milestones – OPSCC NEXT STEPS First patient in TEMPO-1 registrational 2L study — Sept. 2026 Report CRB-701 + pembrolizumab data in 1L — Q1 2027 Report registrational interim 2L ORR data — Q1 2028 Potential BLA filing in 2L – mid 2028

Cervical Cancer Acute unmet need in 2L in poorly addressed market

Cervical Cancer: Commercial Opportunity for CRB-701 Source(s): 1. https://www.cancer.org/cancer/types/cervical-cancer/about/key-statistics.html , 2. Study reveals why cervical cancer screening rates are declining, which populations are most affected - UTHealth Houston School of Public Health , 3. HPV Vaccination | Cancer Trends Progress Report , 4. GlobalData Report-Cervical Cancer Global Drug and Market Analysis to 2030 Immigration of unvaccinated adult women Socio-economics and vaccine hesitancy Numbers rising Girls ages 13–15 remain unvaccinated for HPV (2022 NIH data) Annual new cases in U.S. 4,000 annual deaths U.S. market for cervical cancer treatment 14,000 1 39% 3 $1.8B 4 2 CERVICAL CANCER

FULL APPROVAL Few options for 2L cervical cancer Source(s): Vergote et al 2024 1L 2L Tisotumab vedotin Single-Agent Chemo Carbo + Paclitaxel +/- Beva +/- Pembrolizumab ACCELERATED APPROVAL 2021 2024 CERVICAL CANCER

Efficacy**** ORR 17.8% PFS 4.2 months OS 11.5 months Adverse event profile**** Ocular (Black Box) 55% (all grades) Peripheral neuropathy 39% (all grades) Bleeding 51% (all grades) Rash 25% (all grades) USA numbers Value R/M patients receiving 2L treatment 38%* Annual price (WAC) $466,208** Annualized sales (global) $328mm*** Tivdak® demonstrates a commercial potential that could be further improved Source(s): *Leath et al. 2023, **MERCI Feb 2025, *** Tivdak sales for 9 months ended September 30, 2025 = $246mm-(Pfizer$115mm + Genmab $131mm), **** Per FDA Prescription Label CERVICAL CANCER

Enrolled Tumor Types Safety Population Efficacy Evaluable Population Cervical 72 70 Baseline Characteristic Cervical Median age (range) 54 (32, 78) Sex (M/F) NA/100% ECOG PS 0, 1, 2 44.4%, 55.6%, 0% Weight in kg mean (range) 64.3 (39.0–99.0) Prior therapies median (range) 3 (1–7) ASCO 2026: Key characteristics & tumor types Source(s): ASCO April 1, 2026 data cut ECOG = Eastern Cooperative Oncology Group Performance Status BASELINE

CRB-701 ASCO 2026: Waterfall plot (N=70) Source(s): ASCO April 2026 data cut; Patients are summarized on the treatment and dose level assigned at enrollment/randomization. Best Overall Response is displayed at the end of each bar. cCR = confirmed Complete response; cORR = confirmed Objective Response Rate; DCR = Disease Control Rate Best % Change from Baseline in Sum of Diameters (%) DOSE MG/KG 2.7 mg/kg ( n=38 ) 3.6 mg/kg ( n=32 ) cCR 1 2 cORR 18.4% (7/38) 34.4% (11/32) DCR 55.3% (21/38) 75.0% (24/32) CERVICAL CANCER

Subject Details WEEKS ON TREATMENT 3.6 mg/kg 2.7 mg/kg CRB-701 ASCO 2026: Swimmer plots (N=70) Source(s): ASCO April 1, 2026 data cut; DoR = Duration of Response; PFS = Progression-Free Survival Months 2.7 mg/kg ( n=38 ) 3.6 mg/kg ( n=32 ) DoR 6.8 8.0 PFS 2.8 4.3 CERVICAL Complete Response Partial Response Stable Disease Progressive Disease Not Evaluable Treatment Ongoing CERVICAL CANCER

CRB-701* ( n=32 ) Tivdak® ( n=253**) IC Chemo 2L+ ( n=249*** ) Mechanism Nectin-4 ADC with MMAE payload (DAR 2) Tissue factor ADC with MMAE payload (DAR 4) Anti-metabolite, cytoskeleton disruption, topoi inhibition etc. Target population 2L 2L 2L Dosing regimen 3.6 mg/kg Q3W 2 mg/kg Q3W various Efficacy (ORR)**  34.4% 17.8% 5.2% DoR months** 8.0 5.3 5.7 PFS months 4.3 4.2 2.9 OS months TBD 11.5 9.5 CRB-701 potential to differentiate from current standard of care in 2L Source(s): * ASCO April 1, 2026 data cut; ** Vergot et al 2024 ORR = Objective Response Rate; DoR = Duration of Response; PFS = Progression-Free Survival; OS = Overall survival CERVICAL CANCER

CRB-913 Daily oral small molecule targeting chronic obesity management

“Can we design a safe and tolerable CB1 inverse agonist with competitive weight loss to incretin therapies?”

Cannabinoid Type-1 (CB1) is a well characterized receptor (GPCR) in metabolism Note: G protein-coupled receptors (“GPCR”) are the largest and most common family of cell-surface receptors. Source: Targeting the endocannabinoid system in diabesity: Fact or fiction?, Drug Discovery Today, Deeba et al. Mar 2021. PAPERS 10K in PubMed on CB1 and metabolism

CRB-913 higher peripheral exposure and lower brain exposure vs. prior CB1s Sources: Corbus murine data Corbus PK modeling based on Phase 1a data CRB-913 ~1/50th Brain:plasma ratio CRB-913 vs. Rimonabant1 ~1/15th Brain level CRB-913 vs. Monlunabant1 Rimonabant Otenabant Ibipinabant Taranabant Monlunabant ~30% Increase in peripheral levels in humans vs. Monlunabant2

CANYON-1 Phase 1b obesity results for oral small-molecule CB1 inverse agonist Data support CRB-913’s potential to deliver a novel non-incretin oral therapy for obesity Enrolled 254 patients across 15 US clinical sites Trial representative of U.S. obesity population BMI average of 37 kg/m2 and 71% of participants female 5% placebo adjusted average weight loss at 12 weeks (60mg) Effect started early and deepened without plateauing All participants completing treatment with 60 mg dose lost weight Emerging favorable safety and tolerability profile Favorable GI tolerability profile vs. published data on GLP-1s Psychiatric AEs in line with published data on GLP-1s

A 12-week Phase 1b randomized double-blinded placebo-controlled study in adults with obesity Study design All 15 sites located in US Randomization 1:1:1:1 n=254 Placebo QD 12-Week Treatment Phase ( CRB-913 or Placebo QD ) 20mg QD 20mg QD 40mg QD 20mg QD 40mg QD 60mg QD 4-week safety follow-up Weeks 2 4 12 16 Primary endpoint: Safety and tolerability Secondary endpoints: Placebo adjusted weight loss from baseline and related outcomes N=65 N=61 N=62 N=66

Baseline demographics Source: Corbus Pharmaceuticals (data on file) Baseline characteristics CRB-913 20mg ( n=65 ) CRB-913 40mg ( n=61 ) CRB-913 60mg ( n=62 ) Placebo ( n=66 ) Overall ( n=254 ) Female (%) 69.2 72.1 72.6 69.7 70.9 Caucasian (%) 67.7 65.6 75.8 54.5 65.7 Black or African American (%) 30.8 31.1 17.7 36.4 29.1 Other (%) 1.5 3.2 6.4 9.0 5.2 Average age (years) 48.8 49.1 49.5 44.3 47.9 Average Weight (Kg) 104.0 106.9 105.7 104.2 105.2 Average BMI kg/m2 37.6 38.0 37.2 37.1 37.5

Dose-dependent weight loss at 12 weeks with no plateauing Efficacy estimand. The LS means, and p-values are the Mixed Model for Repeated Measures (MMRM) with percent change from baseline as the dependent variable; sex, treatment group, visit and treatment group-by-visit interaction as categorical fixed effects, and the baseline weight as a covariate. An unstructured covariate matrix is used. Only participants with non-missing baseline and the respective visit are included. Weight loss 5.0% 2.8% 3.3%

Majority of participants lost weight on CRB-913 compared to placebo Note: Efficacy estimand. Analysis represents weight loss from baseline measured at day 85 for those participants who completed the study. Responder thresholds are cumulative; a participant who achieves a higher percentage of body-weight loss is also included in each lower-threshold category Source: Corbus Pharmaceuticals (data on file) Response rate

Comparable weight loss to oral GLP-1s at 12 weeks Note: Efficacy estimand. These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons. For orforglipron, early clinical development evaluated a 36 mg capsule formulation; subsequent bridging established pharmacokinetic bioequivalence to the 17.2 mg tablet commercial formulation. Competitor weight loss data at 12 weeks reflects published data from a 68-week study (oral semaglutide 25 mg, N Engl J Med 2025) and 36-week study (orforglipron, N Engl J Med 2023). Sources: Wharton, S. et al. Oral Semaglutide at a Dose of 25 mg in Adults with Overweight or Obesity; N Engl J Med 2025 (Link) Foundayo prescribing info (Link) Corbus Pharmaceuticals (data on file) Weight loss vs oral GLP-1s 4 Weeks 8 Weeks 12 Weeks CRB-913 placebo adjusted weight loss at 60mg dose, competitor weight loss data is a cross-trial comparison based on published studies 1 3 2 1 3 2 1 3 2

Favorable safety profile with low discontinuations and no serious TRAEs Source: CANYON-1 data Safety and tolerability CRB-913 20mg (n=65) CRB-913 40mg (n=61) CRB-913 60mg (n=62) Placebo (n=66) All Treatment-Emergent AEs (TEAEs) 39 (60.0%) 45 (73.8%) 45 (72.6%) 28 (42.4%) Severe TEAEs 3 (4.6%) 2 (3.3%) 1 (1.6%) 0 Severe Psych TEAEs 0 0 0 0 Severe GI TEAEs 0 0 0 0 Serious TEAEs 2 (3.1%) 1 (1.6%) 1 (1.6%) 0 All Treatment-Related AEs (TRAEs) 27 (41.5%) 34 (55.7%) 33 (53.2%) 14 (21.2%) Severe TRAEs 0 1 (1.6%) (headache) 0 0 Serious TRAEs 0 0 0 0 Treatment Discontinuations due to AEs 2 (3.1%) 8 (13.1%) 8 (12.9%) 3 (4.5%) Treatment Discontinuations due to psych AEs (all mild or moderate) 1 (1.5%) 3 (4.9%) 6 (9.7%) 1 (1.6%) Treatment Discontinuations due to GI AEs (all mild or moderate) 0 1 (1.6%) 1 (1.6%) 0 Treatment Discontinuations for any reason 10 (15.4%) 16 (26.2%) 16 (25.8%) 12 (18.2%)

Treatment-emergent psychiatric AEs of special interest Source: CANYON-1 data Safety and tolerability: Psych CRB-913 20mg (n=65) CRB-913 40mg (n=61) CRB-913 60mg (n=62) Placebo (n=66) Suicidality 0 0 0 0 Depressive symptoms 0 0 1 (1.6%) (moderate) 0 Anxiety 2 (3.1%) 5 (8.2%) 3 (4.8%) 3 (4.5%) Insomnia 1 (1.5%) 3 (4.9%) 0 2 (3.0%) Irritability 4 (6.2%) 5 (8.2%) 6 (9.7%) 0 Treatment-emergent psychiatric AEs were mild or moderate with no serious or severe AEs Placebo cohort also experienced psych AEs Irritability was most common psych AE and all cases were mild All cases resolved with the majority continuing treatment

CRB-913 psychiatric TEAE profile vs published GLP-1 studies Note: These limited observations are cross trial comparison derived from separate clinical settings and do not represent head-to-head comparisons. Published safety data reflect adverse events reported over study durations longer than the 12-week CANYON-1 treatment period: 56-week study (liraglutide, Diabetes Obes Metab. 2017), 68-week study (semaglutide, JAMA Intern Med. 2024), and 72-week study (tirzepatide, Obesity 2026). Sources: O'Neil et al. “Neuropsychiatric safety with liraglutide 3.0 mg for weight management: Results from randomized controlled phase 2 and 3a trials. Diabetes Obes Metab. 2017 (link) Wadden et al, et al. Psychiatric Safety of Semaglutide for Weight Management in People Without Known Major Psychopathology: Post Hoc Analysis of the STEP 1, 2, 3, and 5 Trials. JAMA Intern Med. 2024 (link) Wadden et al, “Psychiatric Safety of Tirzepatide in People With Obesity and No Known Major Psychopathology: A Post Hoc Analysis of SURMOUNT ,” Obesity 2026 (link) Psych AE in context of GLP-1 CRB-913 (All doses) Liraglutide1 Semaglutide2 Tirzepatide3 Depressive symptoms 0%–1.6% 3.0% 2.8%–4.6% 2.0% Anxiety 3.1%–8.2% 2.7% 3.3%–7.2% 1.9% Irritability 6.2%–9.7% Not reported Not reported Not reported Insomnia 0%–4.9% 3.6% 3.4%–3.9% 2.9%

CRB-913 (20/40/60mg) n = 188 Monlunabant1 (10/20/50mg) n = 180 Depression 0%–1.6% 3%–8% Anxiety 3.1%–8.2% 10%–27% Irritability 6.2%–9.7% 10%–17% Insomnia 0%–4.9% 7%–17% AE study discontinuation 1.5%–9.8% 13%–42% Severe psych AE None 2%–7% Unresolved psych AEs None 5%–17% CRB-913 demonstrates favorable psych safety to monlunabant in a cross-trial comparison Note: These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons with monlunabant which has been discontinued by Novo. Published safety data reflect adverse events reported over longer time periods than the 12-week CANYON-1 treatment period Source: Knop, F.K. et al. Efficacy and safety of monlunabant in adults with obesity and metabolic syndrome: a double-blind, randomised, placebo-controlled, phase 2a trial. The Lancet 2025 (Link) Psych AEs vs monlunabant

Treatment-emergent GI AEs of special interest Source: CANYON-1 data Safety and tolerability: GI CRB-913 20mg (n=65) CRB-913 40mg (n=61) CRB-913 60mg (n=62) Placebo (n=66) Vomiting 3 (4.6%) 5 (8.2%) 1 (1.6%) 0 Nausea 10 (15.4%) 16 (26.2%) 14 (22.6%) 3 (4.5%) Constipation 3 (4.6%) 1 (1.6%) 3 (4.8%) 2 (3.0%) Diarrhea 14 (21.5%) 16 (26.2%) 14 (22.6%) 2 (3.0%) Treatment-emergent GI AEs were mild or moderate with no serious or severe AEs

CRB-9131 (60mg) Oral semaglutide2 (25mg) Orforglipron3 (36mg capsule - Cohort 1) Orforglipron3 (36mg capsule - Cohort 2) Vomiting 1.6% 31% 28% 14% Nausea 22.6% 47% 41% 48% Constipation 4.8% 20% 28% 24% Diarrhea 22.6% 18% 3% 14% Potentially improved GI tolerability vs. commercial oral GLP-1s Note: These limited observations are cross trial comparison derived from separate clinical settings and do not represent head-to-head comparisons. For orforglipron, early clinical development evaluated a 36mg capsule formulation; subsequent bridging established pharmacokinetic bioequivalence to the 17.2mg tablet commercial formulation. Published safety data reflect adverse events reported over longer time periods than the 12-week CANYON-1 treatment period Sources: Corbus Pharmaceuticals (data on file) . Data represents treatment emergent GI AEs Wharton, S. et al. Oral Semaglutide at a Dose of 25 mg in Adults with Overweight or Obesity; N Engl J Med 2025 (Link) Wharton S, et al. Daily oral GLP-1 receptor agonist orforglipron for adults with obesity. N Engl J Med. 2023 (Link) GI AE in context of oral GLP-1 GI AEs were mild or moderate with no serious or severe AEs

Discontinuations due to AEs in line vs. oral GLP-1 class Note: These limited observations are cross trial comparison derived from separate clinical settings and do not represent head-to-head comparisons. For orforglipron, early clinical development evaluated a 36mg capsule formulation; subsequent bridging established pharmacokinetic bioequivalence to the 17.2mg tablet commercial formulation Sources: Corbus Pharmaceuticals (data on file). Represent treatment emergent GI AE’s Wharton, S. et al. Oral Semaglutide at a Dose of 25 mg in Adults with Overweight or Obesity; N Engl J Med 2025 (Link) Wharton S, et al. Daily oral GLP-1 receptor agonist orforglipron for adults with obesity. N Engl J Med. 2023 (Link) AE dropout rate CRB-9131 (60mg) Oral semaglutide2 (25mg) Orforglipron3 (36mg capsule – Cohort 1) Orforglipron3 (36mg capsule – Cohort 2) # of patients assigned drug 62 205 29 29 Duration of study 12 weeks 64 weeks 36 weeks 36 weeks Treatment Discontinuations 25.8% (placebo 18.2%) 18.1% (placebo 25.5%) 17.2% (placebo 16.0%) 20.7% (placebo 16.0%) AE Treatment discontinuation 12.9% 6.9% 10.3% 20.7% Titration Schedule 2 titrations (every 2 weeks) 3 titrations (every 4 weeks) 6 titrations (every week) 4 titrations (every 3 weeks)

Data supports CRB 913 potential as new class of oral non-incretin obesity medicines 5% weight loss at 12 weeks with no evidence of plateauing (comparable to oral GLP-1) Psych AE profile supports benefits of peripheral restriction of CB1 therapy Favorable GI profile Competitive monotherapy & potential to evaluate in combination with GLP-1 1 2 3 Key Points: GLP-1 comparable weight loss of 5% weight loss at 12 weeks with no evidence of plateauing Peripheral restriction avoids psych risks of prior CB1s Markedly better GI profile than oral GLP-1s limited to irritability Neuro events infrequent Irritability is most common AE, but all are mild and did not lead to discontinuation GI markedly better than incretins Favorable and differentiated psych AE profile to GLP-1s Note: These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons

CRB-913 moving forward  Phase 2 Anticipated next steps Present Phase 1b dataset at ObesityWeek as a late breaker Engage with FDA regarding clinical development plan Initiate Phase 2 monotherapy study in 1H 2027 Evaluate potential combination therapies

Addressable market opportunity for CRB-913 is significant Sources: NCD Risk Factor Collaboration (NCD-RisC). Worldwide trends in underweight and obesity from 1990 to 2022: a pooled analysis of 3663 population-representative studies with 222 million children, adolescents, and adults. The Lancet 2024 (Link) World Health Organization. Obesity and overweight. WHO Fact Sheet 2025 (Link) American Medical Association, (Link) Cartwright et al 2025; **AP Nov 2024 Monotherapy Target Markets Combination therapy Lifelong maintenance >1 billion people worldwide with obesity1 ~ 3 billion people worldwide overweight2 ~23% intolerant to incretins4 64% of GLP-1 users discontinue at 1 Yr4 ~20% non-responders4 to incretins >200 associated co-morbidities3

Leadership Upcoming Catalysts

Senior Management Team Yuval Cohen, PhD Chief Executive Ofﬁcer, Director  Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005. Sean Moran, CPA, MBA Chief Financial Ofﬁcer Corbus co-founder and Chief Financial Officer since 2014. Prior senior financial management experience in emerging biotech and medical device companies. Ian Hodgson, PhD Chief Operating Officer Dr. Hodgson joined Corbus in 2022. Previously he held senior leadership positions in biotech and contract research organizations. Most recently served as V.P., Head of Clinical Services at TMC Pharma. Leonardo Vianna Niccio, MD Chief Medical Officer Nishant Saxena, MBA Chief Business Officer Mr. Saxena joined Corbus in May 2026. Most recently he was CFO at Jeune Aesthetics, Inc. and previously was a healthcare investment banker at Evercore. Dr Nicacio joined Corbus in August 2026. Most recently he was the CMO at Protara and previously was VP of Clinical Development at Seagen.

Board of Directors Winston Kung, MBA Director More than 20 years of senior ﬁnancial, business development and investment banking experience; currently CFO of ArriVent. (NASDAQ: AVBP) Yuval Cohen, PhD Chief Executive Ofﬁcer, Director  Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005. Anne Altmeyer, PhD, MBA, MPH Director Greater than 25 years of experience advancing oncology R&D programs and leading impactful corporate development transactions; former CEO of TigaTx (acquired by Epsilogen Ltd.) Yong (Ben) Ben, MD, MBA Director 25 years of oncology R&D experience across industry and academia. CMO of BridgeBio Oncology Therapeutics and former CMO of BeiGene. John K. Jenkins, MD Director Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND. Rachelle Jacques Chair of the Board More than 30-year professional career, experience in U.S. and global biopharmaceutical commercial leadership, including multiple high-proﬁle product launches in rare diseases; CEO of Vasque Bio and former CEO of Enzyvant Therapeutics (now Sumitomo Pharma) and Akari Therapeutics (NASDAQ: AKTX) Brent Pfeiffenberger, PharmD, MBA Director  President and CEO of Century Therapeutics (NASDAQ: IPSC). Former SVP Head of U.S Oncology at BMS

Anticipated corporate milestones Commence registrational study in 2L OPSCC CRB-701 + pembrolizumab in 1L OPSCC data Interim ORR readout in 2L OPSCC Potential BLA filing for 2L OPSCC September 2026 Q1 2027 Q1 2028 Mid 2028 CRB-701 Additional Phase 1b data at ObesityWeek® 2026 Initiate Phase 2 monotherapy study November 2026 1H 2027 CRB-913